Exhibit 99.1

Filed by Novellus Systems, Inc.

Pursuant to Rule 425 under the Securities Act of 1933

and deemed filed pursuant to Rule 14a-12

under the Securities Exchange Act of 1934

Subject Company: Novellus Systems, Inc.

Commission File No.: 000-17157

FOR IMMEDIATE RELEASE

Lam Research Contacts:

Ed Rebello, Corporate Communications, +1-510-572-6603; edward.rebello@lamresearch.com

Shanye Hudson, Investor Relations, +1-510-572-4589, shanye.hudson@lamresearch.com

Novellus Systems Contact:

Robin S. Yim, Investor Relations, + 1-408-943-9700; robin.yim@novellus.com

Lam Research and Novellus Systems to Combine in

$3.3 Billion All-Stock Transaction

•	Acquisition expected to be accretive within one year of transaction close

•	Significant synergies expected to accelerate Lam’s revenue and earnings growth

•	Lam announces $1.6 billion stock repurchase program

•	Live conference call and webcast today at 6:15 p.m. EST, 3:15 p.m. PST

FREMONT, Calif., and SAN JOSE, Calif., December 14, 2011 – Lam Research Corp. (NASDAQ: LRCX) today announced that it has entered into a definitive merger agreement to acquire Novellus Systems, Inc. (NASDAQ: NVLS) in an all-stock transaction valued at approximately $3.3 billion. The combined enterprise, which will retain the name of Lam Research Corp., will be a semiconductor equipment company with a broad portfolio of market-leading products and multiple opportunities to drive value creation through significant revenue and cost synergies. Total cost synergies are expected to be approximately $100 million on an annualized basis by the fourth quarter of 2013. In addition, Lam announced a $1.6 billion common stock repurchase program. This new program, which replaces Lam’s existing share repurchase program, is targeted to be executed over the 12 months following the close of the transaction. Lam expects the transaction to be accretive to its non-GAAP earnings within one year after transaction close.

Lam Research and Novellus Systems are among the world’s largest manufacturers of semiconductor equipment, both companies playing a pivotal role in defining the features and capabilities of next-generation devices. The two companies possess complementary product capabilities, with Lam’s leadership in etch and single-wafer clean equipment aligning with Novellus’s leadership in thin-film deposition and surface preparation technologies. The combined company will be well-positioned to lead the industry through critical technology transitions including 3D structures in advanced logic and NAND memory as well as the scaling to 450 mm wafers. The combined company will also be positioned to grow revenue at a faster rate than either company could achieve individually by:

•	Advancing technical benefits from owning adjacent technologies;

•	Optimizing and accelerating collective development of next-generation tools; and

•	Further developing complementary customer relationships.

Under the terms of the agreement, Novellus stockholders will receive 1.125 shares of Lam Research common stock for each share of Novellus that they own, in a tax-free exchange. Based on the closing price of Lam’s stock on December 14, 2011, the transaction values Novellus at a price of $44.42 per common share. Upon closing, Lam and Novellus stockholders will own approximately 59 percent and 41 percent, respectively, of the combined company.

Lam’s $1.6 billion stock repurchase program will be funded from the combined company’s existing on-shore cash and on-shore cash generation. Assuming completion of the stock repurchase program, this will essentially result in a total financial impact on the company as if the deal were structured with approximately 48 percent cash.

“This strategic combination positions Lam Research to lead the development of next-generation semiconductor manufacturing technology and productivity solutions at a time when growing semiconductor demand and increased device complexity are creating significant business opportunities,” said Steve Newberry, vice chairman and chief executive officer of Lam Research. “Novellus’s strong capabilities and market leadership in deposition and surface preparation technologies enable Lam to become more deeply entrenched in critical semiconductor manufacturing processes that are important to our customers. We believe the adjacency of our process technologies will provide significant technical benefits that will enable us to achieve greater success together and accelerate our growth.”

Richard Hill, chairman and chief executive officer of Novellus, said, “We believe the combination of Lam and Novellus is great news for our customers, investors and employees. The complementary skills, technologies and product offerings of Lam and Novellus will create a strong platform for delivering innovative and cost-effective solutions. For our investors, it presents an ability to participate in the combined company’s future value creation potential.”

Martin Anstice, who, as previously announced, will assume the position of CEO of Lam Research from Steve Newberry effective January 1, 2012, will continue as CEO following the close of the transaction. He is currently Lam’s president and chief operating officer. Timothy Archer, chief operating officer of Novellus, will become chief operating officer of the combined company; and Ernest Maddock, chief financial officer of Lam, will remain chief financial officer. The board of directors of Lam will add four new directors jointly nominated by Lam and Novellus.

Anstice said, “We are excited to join forces with a remarkable company like Novellus. We believe that the people, products and technology that Novellus brings to Lam Research will position the combined company to accelerate revenue and earnings growth, realize significant operating efficiencies, and deliver stockholder value. Together, we believe that we will be able to optimize technology and product roadmaps, strengthen our competitive position in the market, and leverage complementary customer relationships to accelerate growth.”

The closing of the transaction is subject to customary conditions, including approval by Lam’s and Novellus’s stockholders and review by U.S. and international regulators. The companies expect the transaction, which has been unanimously approved by both Lam’s and Novellus’s boards of directors, to close in the second calendar quarter of 2012.

Goldman, Sachs & Co. acted as the exclusive financial advisor, and Jones Day acted as legal counsel to Lam. BofA Merrill Lynch acted as the exclusive financial advisor, and Morrison & Foerster LLP acted as legal counsel to Novellus.

Conference Call and Webcast Information

The companies will hold a joint conference call and webcast today at 6:15 p.m. EST (3:15 p.m. PST) to discuss this announcement. The conference call can be monitored by dialing 1-888-549-7750, passcode 4498125, within the U.S. and 1-480-629-9770, passcode 4498125, for all other locations. The webcast can be accessed via Lam’s IR website at http://investor.lamresearch.com and Novellus’s IR website at http://ir.novellus.com. A replay of the webcast will be available for three weeks following the call at http://investor.lamresearch.com and http://ir.novellus.com.

About Lam Research

Lam Research Corp. is a major supplier of wafer fabrication equipment and services to the world’s semiconductor industry, where the company has been advancing semiconductor manufacturing for more than 30 years. As a technology and market share leader in plasma etch and single-wafer clean, Lam Research is leveraging its combined expertise to address some of today’s most advanced semiconductor processing challenges. Headquartered in Fremont, Calif., Lam Research maintains a global network of service facilities throughout North America, Asia, and Europe to meet the complex and changing needs of its global customer base. Lam’s common stock trades on The NASDAQ Global Select MarketSM under the symbol LRCX. Lam Research is a NASDAQ-100® company. For more information, visit http://www.lamresearch.com.

About Novellus Systems

Novellus Systems, Inc. (Nasdaq: NVLS) is a leading provider of advanced process equipment for the global semiconductor industry. The company’s products deliver value to customers by providing innovative technology backed by trusted productivity. An S&P 500 company, Novellus is headquartered in San Jose, Calif. with subsidiary offices across the globe. For more information, please visit www.novellus.com.

More Resources:

More information about this transaction, including today’s conference call transcript and Form 8-K disclosure will be available on Lam’s IR website at http://investor.lamresearch.com. and on Novellus’s IR website at http://ir.novellus.com.

How to Find Further Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger, Lam Research intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Lam Research and Novellus Systems that also constitutes a prospectus of Lam Research. Lam Research and Novellus Systems will furnish the joint proxy statement/prospectus and other relevant documents to their respective security holders in connection with the proposed merger of Lam Research and Novellus Systems. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, WE URGE SECURITY HOLDERS AND INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LAM RESEARCH AND NOVELLUS SYSTEMS AND THE PROPOSED MERGER. The proposals for the merger will be made solely through the joint proxy statement/prospectus. In addition, a copy of the joint proxy statement/prospectus (when it becomes available) may be obtained free of charge from Lam Research Corporation, Investor Relations, 4650 Cushing Parkway, Fremont, CA 94538-6401, or from Novellus Systems, Investor Relations, 4000 North First Street, San Jose, CA 95134. Security holders will be able to obtain, free of charge, copies of the joint proxy statement/prospectus and S-4 Registration Statement and any other documents filed by Lam Research or Novellus Systems with the SEC in connection with the proposed Merger at the SEC’s website at http://www.sec.gov, and at the companies’ websites at www.Lam Research.com and www.Novellus.com, respectively.

Forward-Looking Statements

This announcement contains, or may contain, “forward-looking statements” concerning Lam Research and Novellus Systems (together such companies and their subsidiaries being the “Merged Company”), which are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Generally, the words “believe,” “anticipate,” “expect,” “may,” “should,” “could,” and other future-oriented terms identify forward-looking statements. Forward-looking statements include, but are not limited to, statements relating to the following: (i) the expected benefits of the Merger and the repurchase program, the expected accretive effect of the Merger and the repurchase program on the Merged Company’s financial results, expected cost, revenue, technology and other synergies, the expected impact for customers, employees and end-users, future capital expenditures, expenses, revenues, earnings, economic performance, financial condition, losses and future prospects; (ii) business and management strategies and the expansion and growth of Lam Research’s or Novellus Systems’ operations; (iii) the effects of government regulation on Lam Research’s, Novellus Systems’ or the Merged Company’s business; (iv) future industry developments and trends; (v) the other statements set forth in the CEO quotes; (vi) the anticipated timing of shareholder meetings and completion of the proposed merger and the repurchase program; and (vii) assumptions underlying any of the foregoing statements.

These forward-looking statements are based upon the current beliefs and expectations of the management of Lam Research and Novellus Systems and involve risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Many of these risks and uncertainties relate to factors that are beyond Lam Research’s and Novellus Systems’ ability to control or estimate precisely and include, without limitation: the ability to obtain governmental or stockholder approvals of the Merger or to satisfy other conditions to the Merger on the proposed terms and timeframe; the possibility that the Merger does not close when expected or at all, or that the companies may be required to modify aspects of the Merger to achieve regulatory approval; the ability to realize the expected synergies or other benefits from the transaction in the amounts or in the timeframe anticipated; the potential harm to customer, supplier, employee and other relationships caused by the announcement or closing of the Merger; the ability to integrate Novellus Systems’ and Lam Research’s businesses in a timely and cost-efficient manner; uncertainties in the global economy and credit markets; unanticipated trends with respect to the cyclicality of the semiconductor industry; and rates of change in, future shipments, margins, market share, capital expenditures, revenue and operating expenses generally; volatility in quarterly results and in the stock price of the Merged Company; customer requirements and the ability to satisfy those requirements; customer capital spending and their demand for the Merged Company’s products; the ability to defend the Merged Company’s market share and to gain new market share; anticipated growth in the industry and the total market for wafer-fabrication and support equipment and the Merged Company’s growth relative to such growth; levels of research and development expenditures; the estimates made, and the accruals recorded, in order to implement critical accounting policies (including but not limited to the adequacy of prior tax payments, future tax liabilities and the adequacy of the Merged Company’s accruals relating to them); access to capital markets; the ability to manage and grow the Merged Company’s cash position; the sufficiency of the Merged Company’s financial resources to support future business activities (including but not limited to the repurchase program, operations, investments, debt service requirements and capital expenditures); inventory levels and inventory valuation adjustments; the impact of legal proceedings; unexpected shipment delays which adversely impact shipment volumes; inaccuracies related to the timing and satisfaction of remaining obligations related to vacated leases; the inability to recover the amortized cost of investments in auction-rate securities, market changes negatively affecting auction-rate securities and the government’s inability to guarantee the underlying securities; the inability to enforce the Merged Company’s patents and protect its trade secrets; and other risks and uncertainties, including those detailed from time to time in Lam Research’s and Novellus Systems’ periodic reports (whether under the caption Risk Factors or Forward Looking Statements or elsewhere). Neither Lam Research nor Novellus Systems can give any assurance that such forward-looking statements will prove to have been correct. The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this announcement. Neither Lam Research nor Novellus Systems nor any other person undertakes any obligation to update or revise publicly any of the forward-looking statements set out herein, whether as a result of new information, future events or otherwise, except to the extent legally required.

Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of Lam Research, Novellus Systems, or the Merged Company, following the implementation of the Merger or otherwise. No statement in this announcement should be interpreted to mean that the earnings per share, profits, margins or cash flows of Lam Research or the Merged Company for the current or future financial years would necessarily match or exceed the historical published figures.

Participants in the Solicitation

The directors and executive officers of Lam Research and Novellus Systems may be deemed to be participants in the solicitation of proxies in connection with the approval of the proposed transaction. Lam Research plans to file the registration statement that includes the joint proxy statement/prospectus with the SEC in connection with the solicitation of proxies to approve the proposed transaction. Information regarding Lam Research’s directors and executive officers and their respective interests in Lam Research by security holdings or otherwise is available in its Annual Report on Form 10-K filed with the SEC on August 19, 2011 and its Proxy Statement on Schedule 14A filed with the SEC on September 19, 2011. Information regarding Novellus Systems’ directors and executive officers and their respective interests in Novellus Systems by security holdings or otherwise is available in its Annual Report on Form 10-K filed with the SEC on February 25, 2011 and its Proxy Statement on Schedule 14A filed with the SEC on April 8, 2011. Additional information regarding the interests of such potential participants is or will be included in the joint proxy statement/prospectus and registration statement, and other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the proposed transaction and to elect directors.

###